EXHIBIT 10.26



THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.



                                CONVERTIBLE NOTE

Trenton, New Jersey
October 13, 2006                                                      $250,000

         FOR VALUE RECEIVED, PERFORMANCE HEALTH TECHNOLOGIES, INC., a Delaware corporation (hereinafter called the "Borrower"), hereby promises to pay to the order of _____________________________________________, or registered assigns
(the "Holder") the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000), on the earlier of (i) 30 days after the effective date of a Registration Statement filed by the Borrower with the Securities and Exchange Commission that includes the Conversion Shares (as defined below) and 625,000 shares of common stock issuable pursuant to a Warrant issued to Holder on the date hereof or (ii) April 13, 2007 (such date, the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of thirteen percent (13%) per annum from the date of this Note (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. Interest shall commence accruing on the Issue Date, shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall be payable in cash on the Maturity Date or at the time of conversion of the principal to which such interest relates in accordance with Article I below. The Borrower shall pay a total of $8,125.20 in prepaid interest on the Issue Date, representing 90 days worth of interest on the Note.

         All payments due hereunder shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.

         Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Subscription Agreement and the Borrower to which this Note relates, as amended from time to time, pursuant to which the Holder subscribed to purchase this Note (the "Subscription Agreement").

         This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the Holder thereof.

         The following terms shall apply to this Note:

1.       CONVERSION RIGHTS

         The Holder shall have the following conversion rights with respect to this Note (the "Conversion Rights"):

         A. CONVERSION. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time commencing on the date hereof until the Maturity Date, all or any part of the principal amount of the Note plus accrued interest, into shares (the "Conversion Shares") of the Borrower's Common Stock, at the price per share equal to the lesser of (i) $0.50 per share or (ii) 70% of the average of the closing bid price for the Borrower's Common Stock for the 20 days preceding the notice of conversion, as reported by the exchange on which the Borrower's Common Stock is then traded (the "Conversion Price"). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Note, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Note, with appropriate insertions (the "Conversion Notice"), to the Borrower at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

         B. RESERVATION OF COMMON STOCK. The Borrower shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Borrower does not have a sufficient number of Conversion Shares authorized and available, then the Borrower shall call and hold a special meeting of its stockholders within thirty
(30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

2.       EVENTS OF DEFAULT

         If any of the following events of default (each, an "Event of Default") shall occur:

         A. FAILURE TO PAY PRINCIPAL OR INTEREST. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise;

         B. CONVERSION AND THE SHARES. The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, or fails to transfer or cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for ten (10) days after the Borrower shall have been notified thereof in writing by the Holder;

         C. RECEIVER OR TRUSTEE. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

         D. BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower which remains unvacated, unbonded or unstayed for a period of thirty (30) days; then, upon the occurrence and during the continuation of any Event of Default specified in Section 2.A or B, at the option of the Holders of a majority of the aggregate principal amount of the outstanding Notes exercisable through the delivery of written notice to the Borrower by such Holders (the "Default Notice"), and upon the occurrence of an Event of Default specified in Section 2.C or D, the Notes shall become immediately due and payable and the Borrower shall deliver to the Holder, in full satisfaction of its obligations hereunder, shares of Common Stock of the Borrower in an amount equal to the then outstanding principal amount of this Note for purposes of determining the lowest applicable Conversion Price, MULTIPLIED BY (b) the highest Closing Price for the Common Stock during the period beginning on the date of first occurrence of the Event of Default and ending one day prior to the Mandatory Prepayment Date (the "Default Amount") and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity. If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

3.       GRANT OF SECURITY INTEREST

         The repayment of this obligation shall be secured by the grant of a security interest in substantially all of the assets of the Borrower pursuant to a Security Agreement executed by the Borrower in favor of Holder which shall be PARI PASSU with a security interest to be granted to the holder of one additional $250,000 note. The Holder agrees to subordinate such security interest to a security interest granted in the future to a bank or other traditional lending institution that advances financing to the Borrower.

4.       MISCELLANEOUS


         A. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         B. NOTICES. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be 427 River View Plaza, Trenton, New Jersey 08611, Attention: Robert Prunetti, Fax: (609) 656-0869. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

         C. AMENDMENTS. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

         D. ASSIGNABILITY. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a BONA FIDE margin account or other lending arrangement, subject to all applicable federal and state securities laws.

         E. GOVERNING LAW. THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL

NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

         F. DENOMINATIONS. At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $1,000 as the Holder shall request.

         G. NO PREEMPTIVE RIGHTS. Except as provided herein no Holder of this Note shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or Notes, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, Notes or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer.


                                  PERFORMANCE HEALTH TECHNOLOGIES, INC.



                                  By:   ______________________________
                                        Robert D. Prunetti
                                        President and Chief Executive Officer

                                                                       EXHIBIT A

                              NOTICE OF CONVERSION
                    (To be Executed by the Registered Holder
                         in order to Convert the Notes)

         The undersigned hereby irrevocably elects to convert $__________ principal amount of the Note (defined below) into shares of common stock, par value $.01 per share ("Common Stock"), of Performance Health Technologies, Inc., a Delaware corporation (the "Borrower") according to the conditions of The Convertible Notes of the Borrower dated as of October 13, 2006 (the "Notes"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Note is attached hereto (or evidence of loss, theft or destruction thereof).

         The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Notes shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "ACT"), or pursuant to an exemption from registration under the Act.

                  Date of Conversion:___________________________
                  Applicable Conversion Price:____________________
                  Number of Shares of Common Stock to be Issued Pursuant to Conversion of the Notes:______________
                  Signature:___________________________________
                  Name:______________________________________
                  Address:____________________________________

         The Borrower shall issue and deliver shares of Common Stock to an overnight courier not later than three (3) business days following receipt of the original Note(s) to be converted, and shall make any applicable payments pursuant to the Notes for the number of business days such issuance and delivery is late.